UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2012

NCI BUILDING SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10943 North Sam Houston Parkway West Houston, Texas		77064
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 897-7788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On May 8, 2012, NCI Building Systems, Inc. (the “Company” or “NCI”), filed a Current Report with the Securities Exchange Commission on Form 8-K announcing, among other things, that NCI Group, Inc., a wholly-owned subsidiary of the Company, entered into an Equity Purchase Agreement (“Equity Purchase Agreement”) with VSMA, Inc., (“VSMA”), Metl-Span LLC, (“Metl-Span”), a wholly-owned subsidiary of VSMA, and BlueScope Steel North America Corporation to acquire all of the outstanding membership interests of Metl-Span in exchange for $145,000,000 in cash (such acquisition, the “Acquisition”).

The Company is furnishing this information on this Current Report on Form 8-K in order to make publicly available the audited balance sheets of Metl-Span, LLC as of June 30, 2011 and 2010 and the related statements of earnings, members’ equity and cash flows for the years then ended (the “Audited Financial Statements of Metl-Span”) and the unaudited interim balance sheets of Metl-Span, LLC as of March 31, 2012 and 2011 and the related statements of earnings and cash flows for the nine months then ended (the “Unaudited Interim Financial Statements of Metl-Span”) to potential lenders under the Term Loan Facility. The Audited Financial Statements of Metl-Span and the Unaudited Interim Financial Statements of Metl-Span are attached hereto as Exhibit 99.1 and 99.2, respectively, and are incorporated by reference herein. The information in this Item, including the Audited Financial Statements of Metl-Span and Unaudited Interim Financial Statements of Metl-Span in Exhibit 99.1 and Exhibit 99.2, respectively, attached hereto, is furnished pursuant to Item 7.01 of this Current Report on Form 8-K; consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references this Item in this Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number	Description

99.1	The audited balance sheets of Metl-Span, LLC as of June 30, 2011 and 2010 and the related statements of earnings, members’ equity and cash flows for the years then ended. *

99.2	The unaudited interim balance sheets of Metl-Span, LLC as of March 31, 2012 and 2011 and the related statements of earnings and cash flows for the nine months then ended. *

*	As described in Item 7.01 above, Exhibits 99.1 and 99.2 are “furnished” and not deemed to be “filed” with this Current Report on Form 8-K for purposes of Section 18 of the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCI BUILDING SYSTEMS, INC.

By:	/s/ Mark E. Johnson
Mark E. Johnson
Executive Vice President, Chief Financial
Officer and Treasurer

Dated: June 5, 2012

EXHIBIT INDEX

Exhibit Number	Description

99.1	The audited balance sheets of Metl-Span, LLC as of June 30, 2011 and 2010 and the related statements of earnings, members’ equity and cash flows for the years then ended.

99.2	The unaudited interim balance sheets of Metl-Span, LLC as of March 31, 2012 and 2011 and the related statements of earnings and cash flows for the nine months then ended.